UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2025

First Internet Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

001-35750	20-3489991
(Commission File Number)	(IRS Employer Identification No.)

8701 E. 116th Street	46038
Fishers, Indiana
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, without par value	INBK	The Nasdaq Stock Market LLC
6.0% Fixed to Floating Subordinated Notes due 2029	INBKZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 5, 2025, First Internet Bancorp’s wholly-owned subsidiary, First Internet Bank of Indiana (the “Bank”) entered into a Loan Portfolio Purchase Agreement (the “Agreement”) with entities affiliated with Blackstone Real Estate Debt Strategies (collectively, the “Purchasers”), pursuant to which the Bank agreed to sell up to $869 million aggregate principal balance of performing single-tenant lease financing loans (the “Portfolio”).

Following the satisfaction of the closing conditions of the Agreement, the Bank completed the sale of $836.9 million aggregate principal balance of the Portfolio (the “Sale”) on September 18, 2025 for net proceeds, after transaction costs, of $794.2 million. $27.9 million of the Portfolio remains subject to further review and may be sold to the Purchasers at a later date pursuant to the Agreement.

In connection with the Sale, the Company entered into a servicing agreement with the Purchasers, pursuant to which the Company will continue to provide loan servicing and other administrative services with respect to the mortgage loans sold to the Purchasers.

The foregoing description of the Sale and the Agreement does not purport to be complete and is qualified by reference to the full text of the Agreement, which was filed as Exhibit 10.1 to the Bank’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 10, 2025 and is incorporated by reference into this Item 2.01.

Item 9.01    Financial Statements and Exhibits

Number	Description	Method of filing
10.1
Loan Portfolio Purchase Agreement, dated September 5, 2025 (incorporated by reference to Exhibit 10.1 to First Internet Bancorp’s Current Report on Form 8-K, filed with the SEC on September 10, 2025, file no. 001-35750).
Filed electronically
104	Cover Page Interactive Data File (embedded in the cover page formatted in inline XBRL)

* Certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit will be furnished supplementally to the Commission upon request. Additionally, certain information that would constitute an unwarranted invasion of personal privacy has been redacted pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 22, 2025

FIRST INTERNET BANCORP

By:	/s/ Kenneth J. Lovik
Kenneth J. Lovik, Executive Vice President & Chief Financial Officer